SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2000

                        FINANCIAL PERFORMANCE CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                      0-16530                 13-3236325
      (State or other           (Commission file number)     (I.R.S. employer
 jurisdiction of incorporation                              identification no.)
      or organization)


       335 Madison Avenue
          New York, NY                                           10017
  (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:  (212) 557-0401

Item 4.  Changes in Registrant's Certifying Accountants

         On January 18, 2000, the Registrant's Board of Directors appointed Grant Thornton LLP as its certifying accountants, replacing Goldstein & Morris (the "Former Accountants").

         During the Registrant's two most recent fiscal years and the subsequent interim period through January 18, 2000, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report. None of the Former Accountants' reports on the Registrant's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         In addition, there were no reportable events in accordance with Item 304(a)(1)(v) (A)-(D) of Regulation S-K.

         A letter from the Former Accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K, stating that they agree with the Registrant's response to Item 4 of the Registrant's Current Report on Form 8-K, dated January 18, 2000, is filed as an Exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)   Exhibits

         16.1 Letter from Goldstein & Morris addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FINANCIAL PERFORMANCE CORPORATION


                                            By: /s/ William F. Finley
                                                --------------------------------
                                                Name:  William F. Finley
                                                Title: Chief Financial Officer


Date:  January 20, 2000